OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:    Mar-01




                                              Scheduled Principal Balance of Contracts
----------------------------------------------------------------------------------------------------------------

Beginning                                                                                 Ending
Principal             Scheduled      Prepaid        Liquidated     Pre-Funding            Principal
Balance               Principal      Principal      Principal                             Balance
---------------------------------------------------------------------------------------------------------------
202,925,998.12      (161,818.53)   (2,430,271.35)   (63,627.43)                         200,270,280.81
===============================================================================================================

 Scheduled                                   Scheduled                                                  Amount
 Gross                Servicing              Pass Thru             Liquidation       Reserve            Available for
 Interest             Fee                    Interest              Proceeds          Fund Draw          Distribution
------------------------------------------------------------------------------------------------------------------------------
2,108,441.80          169,105.00           1,939,336.80            47,882.54            0.00             4,748,414.22
==============================================================================================================================



                           Pre-Funding Account
----------------------------------------------------------------------------------------------------------------
Beginning Principal        Principal          To                    Distribution To      Ending Principal
Balance                    Deposit            Seller                Certificate Holder   Balance
----------------------------------------------------------------------------------------------------------------
      0.00                  0.00                  0.00                 0.00                   0.00
================================================================================================================




                                               Certificate Account
-----------------------------------------------------------------------------------------------------------------------------------

        Beginning                          Deposits                                            Investment           Ending
         Balance               Principal            Interest           Distributions            Interest            Balance
-----------------------------------------------------------------------------------------------------------------------------------

       2,738,857.79          2,652,546.20          2,165,578.76        (5,438,179.26)              7,415.14       2,126,218.63
===================================================================================================================================



                         P&I Advances at Distribution Date
 -------------------------------------------------------------------------------


       Beginning              Recovered            Current            Ending
        Balance               Advances            Advances           Balance
 -------------------------------------------------------------------------------


       634,903.15             634,903.15        1,572,773.41       1,572,773.41
 ===============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:  March-01


Class B Crossover Test                                                                         Test Met?
--------------------------------------------------------------------------                     ---------------

(a) Remittance date on or after July 2005                                                            N

(b) Average 60 day Delinquency rate <=              5.5%                                             Y




(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                July 2005 - Dec. 2006               7%                                               N
                Jan. 2007 - Dec. 2007               8%                                               N
                Jan. 2008 - June 2009               9.5%                                             N
                July 2009 and After                 10.5%                                            N


(e) Current realized loss ratio <=                  3.00%                                            Y

(f) Does subordinated cert. percentage equal or
     exceed                                         55.970%
     of stated scheduled pool balance

                Beginning M balances                                             34,310,000.00

                Beginning B balances                                             21,444,000.00

                Overcollateralization                                             8,126,780.11
                                                                          ---------------------
                                                                                 63,880,780.11
                Divided by beginning pool
                balance                                                         202,925,998.12
                                                                          ---------------------
                                                                                       31.480%       N
                                                                          =====================



   Average 60 day delinquency ratio:


                              Over 60s           Pool Balance               %
                         -------------------------------------------------------------

   Current Mo                  5,473,813.24          200,270,280.81       2.73%
   1st Preceding Mo            4,438,245.38          202,925,998.12       2.19%
   2nd Preceding Mo            2,368,784.30          206,212,544.97       1.15%
                                                         Divided by         3
                                                                    ------------------
                                                                          2.02%
                                                                    ==================











   Cumulative loss ratio:

                          Cumulative losses               38,842.91
                                            ------------------------
   Divided by Initial Certificate Principal          214,445,098.09      0.018%
                                                                    ==================




   Current realized loss ratio:

                         Liquidation                 Pool

                               Losses               Balance
                                        -------------------------------------------
                  Current Mo                     15,744.89          202,925,998.12
                  1st Preceding Mo                    0.00          206,212,544.97
                  2nd Preceding Mo               23,098.02          157,458,517.17
                                        -------------------------------------------
                                                 38,842.91          188,865,686.75
                                                                                        0.082%
                                                                                   ==================


OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:  Mar-01



                                                                         Delinquency Analysis

                                                  31 to 59 days                60 to 89 days             90 days and Over
                 No. of     Principal                        Principal               Principal                  Principal
                 Loans      Balance              #           Balance        #        Balance           #        Balance
                 ------------------------------------------------------------------------------------------------------------------

 Excluding Repos   4,584    197,751,975.34     139      5,229,649.08       48      1,690,968.95       39       1,489,925.51

           Repos      66      2,518,305.47       1         50,343.36       21        799,873.43       40       1,493,045.35
                 ------------------------------------------------------------------------------------------------------------------

           Total   4,650    200,270,280.81     140      5,279,992.44       69      2,490,842.38       79       2,982,970.86
                 ==================================================================================================================



                                                                                 Repossession Analysis
                                                 Active Repos                Reversal      Current Month
                     Total Delinq.               Outstanding               (Redemption)       Repos                Cumulative Repos
                              Principal                Principal            Principal            Principal              Principal
                  #           Balance         #        Balance        #      Balance     #       Balance         #      Balance
                 ------------------------------------------------------------------------------------------------------------------


 Excluding Repos   226       8,410,543.54    66      2,518,305.47    -1   (53,026.92)   28      1,035,969.82     68    2,582,873.14

           Repos    62       2,343,262.14
                 -------------------------

           Total   288      10,753,805.68
                 =========================

                   6.2%              5.37%
                 =========================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:     Mar-01

REPOSSESSION LIQUIDATION REPORT


                              Liquidated                                                              Net
 Account        Customer       Principal      Sales         Insur.     Total       Repossession   Liquidation    Unrecov.
 Number           Name          Balance      Proceeds      Refunds    Proceeds       Expenses      Proceeds      Advances
-------------------------------------------------------------------------------------------------------------------------
      2320992 ROGER D LUSK     31,759.00     30,500.00     2,261.49   32,761.49       6,805.00      25,956.49    1,704.30
      2223865 ANITA T BARNES   31,868.43     28,500.00     2,393.40   30,893.40       5,890.00      25,003.40    1,373.05
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00
                                                                           0.00                          0.00




                                                            Net               Current
 Account        Customer          FHA Insurance         Pass Thru           Period Net         Cumulative
 Number           Name              Coverage            Proceeds           Gain/(Loss)      Gain/(Loss)
--------------------------------------------------------------------------------------------------------------
      2320992 ROGER D LUSK              0.00           24,252.19            (7,506.81)
      2223865 ANITA T BARNES            0.00           23,630.35            (8,238.08)
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:     Mar-01

REPOSSESSION LIQUIDATION REPORT


                                       Liquidated                                                              Net
 Account                     Customer   Principal      Sales         Insur.     Total       Repossession   Liquidation    Unrecov.
 Number                        Name      Balance      Proceeds      Refunds    Proceeds       Expenses      Proceeds      Advances
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    0.00                          0.00
                                                                                    0.00                          0.00
                                                                                    0.00                          0.00
                                                                                    0.00                          0.00
                                                                                    0.00                          0.00
                                                                                    0.00                          0.00
                                                                                    0.00                          0.00
                                                                                    0.00                          0.00
                                                                                    0.00                          0.00
                                                                                    0.00                          0.00
                                                                                    0.00                          0.00
                                                                                    0.00                          0.00
                                                                                    0.00                          0.00
                                                                                    0.00                          0.00
                                                                                    0.00                          0.00
                                                                                    0.00                          0.00
                                       --------------------------------------------------------------------------------------------
                                        63,627.43     59,000.00     4,654.89   63,654.89      12,695.00      50,959.89    3,077.35
                                       ============================================================================================



                               Net               Current
      FHA Insurance         Pass Thru           Period Net         Cumulative
        Coverage            Proceeds           Gain/(Loss)      Gain/(Loss)
----------------------------------------------------------------------------------

                                0.00                 0.00
                                0.00                 0.00
                                0.00                 0.00
                                0.00                 0.00
                                0.00                 0.00
                                0.00                 0.00
                                0.00                 0.00
                                0.00                 0.00
                                0.00                 0.00
                                0.00                 0.00
                                0.00                 0.00
                                0.00                 0.00
                                0.00                 0.00
                                0.00                 0.00
                                0.00                 0.00
                                0.00                 0.00
----------------------------------------------------------
            0.00           47,882.54           (15,744.89)       (38,842.91)
==========================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:  Mar-01

CERTIFICATE PRINCIPAL ANALYSIS

                     PRINCIPAL

                                                         Beginning         Beginning
Senior                            Original Certificate  Certificate   Principal Shortfall   Current Principal         Current
Certificates                            Balance           Balance         Carry-Over               Due             Principal Paid
----------------------------------------------------------------------------------------------------------------------------------

A-1                                   50,000,000.00     36,789,218.01         0.00         2,655,717.31         2,655,717.31

A-2                                   41,440,000.00     41,440,000.00         0.00                 0.00                 0.00

A-3                                   20,650,000.00     20,650,000.00         0.00                 0.00                 0.00

A-4                                   40,166,000.00     40,166,000.00         0.00                 0.00                 0.00



                                  ------------------------------------------------------------------------------------------------
Total Certificate Principal Bal.     152,256,000.00    139,045,218.01         0.00         2,655,717.31         2,655,717.31
                                  ================================================================================================


                     PRINCIPAL                              Accelerated
                                 Ending Principal            Principal              Ending                         Principal Paid
Senior                           Shortfall Carry-           Distribution         Certificate                         Per $1,000
Certificates                           Over                    Amount              Balance        Pool Factor       Denomination
--------------------------------------------        -----------------------------------------
A-1                                    0.00                720,405.35          33,413,095.35        66.82619%         67.52245

A-2                                    0.00                      0.00          41,440,000.00       100.00000%          0.00000

A-3                                    0.00                      0.00          20,650,000.00       100.00000%          0.00000

A-4                                    0.00                      0.00          40,166,000.00       100.00000%          0.00000



                                 -----------        -----------------------------------------
Total Certificate Principal Bal.       0.00                720,405.35         135,669,095.35
                                 ===========        =========================================



                                                                      Beginning             Beginning
Subordinate                                      Original Certificate Certificate           Principal Shortfall   Current Principal
Certificates                                     Balance              Balance               Carry-Over            Due
                                                 ----------------------------------------------------------------------------------

M-1                                                18,225,000.00       18,225,000.00            0.00                 0.00
M-1 Outstanding Writedown                                                       0.00

M-2                                                16,085,000.00       16,085,000.00            0.00                 0.00
M-2 Outstanding Writedown                                                       0.00

B-1                                                10,722,000.00       10,722,000.00            0.00                 0.00
B-1 Outstanding Writedown                                                       0.00

B-2                                                10,722,000.00       10,722,000.00            0.00                 0.00
B-2 Outstanding Writedown                                                       0.00

Excess Asset Principal Balance                      6,435,098.09        8,126,780.11
                                                 ----------------------------------------------------------------------------------

Total Excluding Writedown Balances                 62,189,098.09       63,880,780.11            0.00                 0.00
                                                 ==================================================================================

All Certificates Excluding Writedown Balances     214,445,098.09      202,925,998.12            0.00         2,655,717.31
                                                 ==================================================================================



                                                                                                                     Accelerated
                                                                           Ending Principal     Current              Principal
Subordinate                                           Current              Shortfall Carry-     Writedown/           Distribution
Certificates                                          Principal Paid       Over                 (Writeup)            Amount
                                                 ----------------------------------------------------------------------------------

M-1                                                      0.00                 0.00
M-1 Outstanding Writedown                                                                          0.00

M-2                                                      0.00                 0.00
M-2 Outstanding Writedown                                                                          0.00

B-1                                                      0.00                 0.00
B-1 Outstanding Writedown                                                                          0.00

B-2                                                      0.00                 0.00
B-2 Outstanding Writedown

Excess Asset Principal Balance                                                                                     (720,405.35)
                                                 ----------------------------------------------------------------------------------

Total Excluding Writedown Balances                       0.00                 0.00                 0.00            (720,405.35)
                                                 ==================================================================================

All Certificates Excluding Writedown Balances    2,655,717.31                 0.00                 0.00                   0.00
                                                 ==================================================================================



                                                          Ending                                Principal Paid
Subordinate                                               Certificate                             Per $1,000
Certificates                                              Balance              Pool Factor       Denomination
                                                 -----------------------------
M-1                                                       18,225,000.00        100.00000%           0.00000
M-1 Outstanding Writedown                                          0.00

M-2                                                       16,085,000.00        100.00000%           0.00000
M-2 Outstanding Writedown                                          0.00

B-1                                                       10,722,000.00        100.00000%           0.00000
B-1 Outstanding Writedown                                          0.00

B-2                                                       10,722,000.00        100.00000%           0.00000
B-2 Outstanding Writedown                                          0.00

Excess Asset Principal Balance                             8,847,185.46
                                                 -----------------------

Total Excluding Writedown Balances                        64,601,185.46
                                                 =======================

All Certificates Excluding Writedown Balances            200,270,280.81
                                                 =======================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MO. MONTH    Mar-01
CERTIFICATE INTEREST ANALYSIS

                                                                                 Current
                          Pass      Beginning Carry-                            Carry-Over                            Ending
Senior                   Through     Over Priority      Current Priority    Priority Interest                      Carry-Over
Certificates              Rate     Interest Balance     Interest Accrual         Accrual           Paid              Balance
                      ------------------------------------------------------------------------------------------------------

A-1                     6.7000%           0.00            205,406.47              0.00           205,406.47            0.00

A-2                     6.7400%           0.00            232,754.67              0.00           232,754.67            0.00

A-3                     6.9900%           0.00            120,286.25              0.00           120,286.25            0.00

A-4                     7.4000%           0.00            247,690.33              0.00           247,690.33            0.00


                                --------------------------------------------------------------------------------------------

Total                                     0.00            806,137.72              0.00           806,137.72            0.00
                                ============================================================================================


                      Interest
                      Paid Per
Senior                  1000           Total Class
Certificates         Denomination      Distribution
                    -------------------------------

A-1                    4.10813        3,581,529.13

A-2                    5.61667          232,754.67

A-3                    5.82500          120,286.25

A-4                    6.16667          247,690.33


                               --------------------

Total                                 4,182,260.38
                               ====================


                                                                               Current                                Ending
                       Pass       Beginning Carry-                           Carry-Over                             Carry-Over
Subordinate           Through      Over Priority      Current Priority    Priority Interest  Priority Interest   Priority Interest
Certificates           Rate       Interest Balance    Interest Accrued         Accrued              Paid              Balance
                      -------------------------------------------------------------------------------------------------------------
M-1                    8.0700%               0.00        122,563.13              0.00           122,563.13                0.00

M-2                    8.8100%               0.00        118,090.71              0.00           118,090.71                0.00

B-1                    9.5000%               0.00         84,882.50              0.00            84,882.50                0.00

B-2                    7.5000%               0.00         67,012.50              0.00            67,012.50                0.00

X                                    1,714,780.04        736,150.24              0.00                 0.00        2,450,930.28

R                                            0.00              0.00              0.00                 0.00                0.00

Service Fee            1.0000%               0.00        169,105.00              0.00           169,105.00                0.00

Current Trustee Fees                                       4,500.00                               4,500.00

Total                                1,714,780.04      1,302,304.08              0.00           566,153.84        2,450,930.28
                               ====================================================================================================

 All Certificates                    1,714,780.04      2,108,441.80              0.00         1,372,291.56        2,450,930.28
                               ====================================================================================================



                         Beginning                        Current                          Ending         Interest
                        Carry-Over        Current       Carry-Over                       Carry-Over       Paid Per
Subordinate              Writedown       Writedown       Writedown       Writedown       Writedown          1000        Total Class
Certificates           Int. Balance    Int. Accrued    Int. Accrued    Interest Paid    Int. Balance    Denomination   Distribution
                      -------------------------------------------------------------------------------------------------------------
M-1                           0.00                                                           0.00          6.72500      122,563.13

M-2                           0.00                                                           0.00          7.34167      118,090.71

B-1                           0.00                                                           0.00          7.91667       84,882.50

B-2                           0.00                                                           0.00          6.25000       67,012.50

X                                                                                                                             0.00

R                                                                                                                             0.00

Service Fee                                                                                                             169,105.00

Current Trustee Fees                                                                                                      4,500.00

Total                         0.00            0.00            0.00             0.00          0.00                       566,153.84
                      ============================================================================                 ================

 All Certificates             0.00            0.00            0.00             0.00          0.00                     4,748,414.22
                      ============================================================================                 ================


                                                                   Cumulative X Interest Shortfall                   2,450,930.28
                                                                   Cumulative Accelerated Prin. Disb.               (2,412,087.37)
                                                                   Cumulative Losses                               ----------------
                                                                                                                        38,842.91
                                                                                                                   ================
